UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/16/2008

ACADIA Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50768

Delaware	06-1376651
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3911 Sorrento Valley Boulevard
San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 558-2871
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 16, 2008, ACADIA Pharmaceuticals Inc. issued a press release announcing top-line results from its Phase IIb trial with ACP-104 for the treatment of schizophrenia. The study did not meet its primary endpoint of antipsychotic efficacy or any of the secondary endpoints. ACADIA does not anticipate conducting further studies with ACP-104, but will continue to advance its broad pipeline of drug candidates, including its lead program with pimavanserin for the treatment of Parkinson's disease psychosis, which is currently in Phase III trials.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: June 16, 2008	By:	/s/ Glenn F. Baity
Glenn F. Baity
Vice President & General Counsel